EXHIBIT 21.1

SUBSIDIARIES OF EQUITY INNS, INC.

Jurisdiction of
Name	Incorporation/Organization

Equity Inns Trust	Maryland
Equity Inns Services, Inc.	Tennessee
Equity Inns TRS Holdings, Inc.	Tennessee
Equity Inns Partnership, L.P.	Tennessee
Equity Inns Partnership II, L.P.	Tennessee
Equity Inns/West Virginia Partnership, L.P.	Tennessee
EQI Financing Corporation	Tennessee
EQI Financing Partnership I, L.P.	Tennessee
EQI Financing Corporation II	Tennessee
EQI Financing Partnership II, L.P.	Tennessee
EQI/WV Financing Partnership, L.P.	Tennessee
EQI Financing Corporation III	Tennessee
EQI Financing Partnership III, L.P.	Tennessee
EQI Financing Corporation IV	Tennessee
EQI Financing Partnership IV, L.P.	Tennessee
EQI Financing Corporation V	Tennessee
EQI Financing Partnership V, L.P.	Tennessee
EQI/WV Financing Corporation	Tennessee
EQI/WV Financing Partnership II, L.P.	Tennessee
E. Inns Orlando, Inc.	Tennessee
E.I.P. Orlando, L.P.	Tennessee
ENN Company, Inc.	Tennessee
ENN Leasing Company, Inc.	Tennessee
ENN Leasing Company I, L.L.C.	Delaware
ENN Leasing Company II, L.L.C.	Delaware
ENN Leasing Company III, L.L.C.	Delaware
ENN Leasing Company IV, L.L.C.	Delaware
ENN Leasing Company V, L.L.C.	Delaware
ENN TRS, Inc.	Tennessee
ENN TN, LLC	Tennessee
ENN TN I, LLC	Delaware
ENN TN II, LLC	Delaware
ENN TN IV, LLC	Delaware
ENN TN V, LLC	Delaware
EQI FL Corporation	Tennessee

Jurisdiction of
Name	Incorporation/Organization

ENN KS, Inc.	Kansas
ENN Gainesville, L.L.C.	Delaware
ENN Tampa, L.L.C.	Delaware
ENN Tallahassee, L.L.C.	Delaware
ENN Knoxville, L.L.C.	Delaware
ENN Chattanooga, L.L.C.	Delaware
ENN Savannah, L.L.C.	Delaware
ENN Asheville, L.L.C.	Delaware
ENN Athens, L.L.C.	Delaware
EQI Tallahassee, L.P.	Tennessee
EQI Athens, L.P.	Tennessee
EQI Gainesville, L.P.	Tennessee
McKibbon Hotel Group of Gainesville, Florida, L.P.	Georgia
McKibbon Hotel Group of Tallahassee, Florida #3, L.P.	Georgia
McKibbon Hotel Group of Sabal Park, Florida, L.P.	Georgia
McKibbon Hotel Group of Tallahassee, Florida, L.P.	Georgia
McKibbon Hotel Group of Knoxville, Tennessee #2, L.P.	Georgia
McKibbon Hotel Group of Savannah, Georgia, L.P.	Georgia
McKibbon Hotel Group of Asheville, North Carolina, L.P.	Georgia
McKibbon Hotel Group of Chattanooga, Tennessee, L.P.	Georgia
EQI Mobile, L.P.	Tennessee
EQI Macon, L.P.	Tennessee
McKibbon Hotel Group of Knoxville, L.P.	Georgia
ENN Knoxville 2, L.L.C.	Delaware
ENN Macon, L.L.C.	Delaware
ENN Mobile, L.L.C.	Delaware
Equity Inns TRS Holdings, Inc.	Tennessee
EQI San Antonio L.P.	Tennessee
EQI Kentucky Corporation	Tennessee
EQI Bowling Green Partnership, L.P.	Tennessee
EQI Jacksonville Partnership, L.P.	Tennessee
EQI Jacksonville Corporation	Tennessee
ENN Jacksonville, L.L.C.	Delaware
McKibbon Hotel Group of Sarasota, Florida #2, L.P.	Georgia
McKibbon Hotel Group of Ft. Myers, Florida, L.P.	Georgia
McKibbon Hotel Group of Sarasota, Florida, L.P.	Georgia
ENN Sarasota L.L.C.	Delaware
ENN Sarasota 2 L.L.C.	Delaware
ENN Ft. Myers L.L.C.	Delaware
EQI Franklin L.P.	Tennessee
EQI Carlsbad Corporation	Tennessee

Jurisdiction of
Name	Incorporation/Organization

EQI Carlsbad Partnership, L.P.	Tennessee
ENN Carlsbad, L.L.C.	Delaware
EQI Dalton Partnership, L.P.	Tennessee
EQI Jacksonville Partnership, L.P.	Tennessee
EQI Asheville Partnership, L.P.	Tennessee
EQI Ft. Myers Partnership, L.P.	Tennessee
EQI Louisville Partnership, L.P.	Tennessee
EQI Orlando Corporation	Tennessee
EQI Orlando Partnership, L.P.	Tennessee
ENN Orlando, L.L.C.	Delaware
EQI Financing Corporation VI	Tennessee
Equity Inns Services, L.L.C.	Tennessee
ENN Services Corporation	Tennessee
McKibbon Hotel Group of Sarasota, Florida #3, L.P.	Georgia
McKibbon Hotel Group of Savannah, Georgia #2, L.P.	Georgia
ENN Maitland L.L.C.	Delaware
ENN Tampa 2, L.L.C.	Delaware
EQI Maitland Corporation	Tennessee
EQI Tampa 2 Corporation	Tennessee
McKibbon Hotel Group of Mobile, Alabama #2, L.P.	Georgia
EQI Orlando 2, L.L.C.	Tennessee
EQI Ann Arbor Partnership, L.P.	Tennessee
EQI Ann Arbor Corporation	Tennessee
ENN Ann Arbor, L.L.C.	Delaware
EQI Milford Partnership, L.P.	Tennessee
EQI Milford Corporation	Tennessee
ENN Milford, L.L.C.	Delaware
EQI Meriden Partnership, L.P.	Tennessee
EQI Meriden Corporation	Tennessee
ENN Meriden, L.L.C.	Delaware
EQI Naperville Partnership, L.P.	Tennessee
EQI Naperville Corporation	Tennessee
ENN Naperville, L.L.C.	Delaware
EQI Indianapolis Partnership, L.P.	Tennessee
EQI Indianapolis Corporation	Tennessee
ENN Indianapolis, L.L.C.	Delaware
EQI HI Austin Corporation	Tennessee
ENN Austin, L.L.C.	Delaware
EQI HI Austin Partnership, L.P.	Tennessee
EQI College Station Partnership, L.P.	Tennessee

Jurisdiction of
Name	Incorporation/Organization

EQI College Station Corporation	Tennessee
ENN College Station, L.L.C.	Delaware
EQI Knoxville Partnership, L.P.	Tennessee
EQI Knoxville Corporation	Tennessee
ENN Knoxville 3, L.L.C.	Delaware
ENN Jacksonville Beach, L.L.C.	Delaware
EQI Lexington 2 Partnership, L.P.	Tennessee
ENN Lexington 2, L.L.C.	Delaware
EQI Lexington Partnership, L.P.	Tennessee
ENN Lexington, L.L.C.	Delaware
EQI Rio Rancho Partnership, L.P.	Tennessee
ENN Rio Rancho, L.L.C.	Delaware
EQI Augusta Partnership, L.P.	Tennessee
ENN Augusta, L.L.C.	Delaware
EQI Houston Partnership, L.P.	Tennessee
ENN Houston, L.L.C.	Delaware
EQI East Lansing Partnership, L.P.	Tennessee
ENN East Lansing, L.L.C.	Delaware
EQI Orlando 2 Partnership, L.P.	Tennessee
ENN Orlando 2, L.L.C.	Delaware
EQI Urbana Partnership, L.P.	Tennessee
ENN Urbana, L.L.C.	Delaware
EQI Seattle Partnership, L.P.	Tennessee
ENN Seattle, L.L.C.	Delaware
EQI Sarasota 3 Partnership, L.P.	Tennessee
ENN Sarasota 3, L.L.C	Delaware
EQI Savannah 2 Partnership, L.P.	Tennessee
ENN Savannah 2, L.P.	Delaware